SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________


Date of Report (Date of earliest event reported) November 8, 2000

                     DIASENSOR.COM, INC.
   (Exact name of registrant as specified in its charter)


        Pennsylvania                                       0-26504
(State of other jurisdiction of Incorporation)      (Commission File Number)

                             25-1605848
                    (IRS Employer Identification No.)


2275 Swallow Hill Road, Bldg. 2500; Pittsburgh, PA 15220
 (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (412) 429-9740


 ___________________________________________________________
               (Former name or former address,
               if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant

(a) (1) Effective November 08, 2000, the Registrant replaced its former independent accountants,
          Thompson  Dugan with Goff Backa Alfera &  Company,
          LLC.

          (i) The Registrant replaced Thompson Dugan, as its independent accountants effective November 8, 2000.

          (ii) Thompson Dugan's report on the Registrant's financial statements for the period July 5, 1989 (inception) through September 30, 1999, had an additional paragraph as to the uncertainty of the Registrant's ability to continue as a going concern.

          (iii) The Registrant's decision to change accountants was approved by the Registrant's Board of Directors.

          (iv) During the years it acted as the Registrant's independent accountants, there were no disagreements with Thompson Dugan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Thompson Dugan, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

          (v) During the years Thompson Dugan acted as the Registrant's independent accountants, there were no "reportable events" as defined by Item 304(a)(1)(v) of Regulation S-K.

          (2)    The Registrant has retained Goff Backa Alfera
                 & Company, LLC as its new Independent Accountants to audit the Registrant's financial statements effective November 8, 2000. During the years that Thompson Dugan acted as the Registrant's independent accountants, neither the Registrant nor anyone on its behalf has consulted with Goff Backa Alfera & Company, LLC regarding the application of accounting principles to a specified transaction; the type of audit opinion that might be rendered on the Registrant's financial statements; or any matter that was the subject of a "disagreement" or "reportable" event as set forth in Item 304(a)(2) of Regulation S-K.

          (3) The Registrant has provided Thompson Dugan with a copy of these disclosures and has requested that Thompson Dugan furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. A copy of such letter is attached hereto as an Exhibit.

(b)       (1)   In connection with the change in accountants,
                there were no disagreements as described in paragraph (a)(1)(iv) of Item 304 of Regulation
                S-K and no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation
                S-K.

          (2) During the period from January 25, 1995 (the date upon which Thompson Dugan was retained as the Registrant's independent accountants) through November 8, 2000, there have been no transactions or event similar to those which involved any disagreement or reportable event as set forth in paragraph (b)(2) of Item 304 of Regulation S-K.

     Item 5.    Other Events.
                Not applicable.


     Item 6.    Resignation of Registrant's Directors.
                Not applicable.

     Item 7.    Financial Statements, Pro Forma Financial
                Information and Exhibits.

                (a)  Financial Statements and Business Acquired.
                     Not applicable.

                (b)  Pro Forma Financial Information.
                     Not applicable.

                (c)  Exhibits.
                     Letter from Thompson Dugan dated November  8,
                     2000.


                         SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   DIASENSOR.COM, INC.


                                   By: /s/ Fred E. Cooper
                                           Fred E. Cooper, President



DATED:  November 15, 2000





                       THOMPSON DUGAN
                CERTIFIED PUBLIC ACCOUNTANTS

                     Pinebridge Commons
                  1580 McLaughlin Run Road
                    Pittsburgh, PA  15241



November 8, 2000



Securities and Exchange Commission
450 Fifth Street
Washington, DC  20549

     RE:  Diasensor.Com, Inc.
          File no. 0-26504

Dear Sir or Madam:

       We   have  reviewed  Item  4  of  the  Form  8-K   of
Diasensor.Com, Inc. dated November 8, 2000 and agree with the statements contained therein.

Very truly yours,


Thompson Dugan